UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023 (September 12, 2023)

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

First Light Acquisition Group, Inc.

c/o First Light Acquisition Group, LLC

11110 Sunset Hills Road #2278

Reston, VA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC
Warrants, each whole warrant exercisable for one share of common stock	CLDI WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Business Combination

On September 12, 2023, First Light Acquisition Group, Inc., a Delaware corporation (“FLAG”) consummated a series of transactions that resulted in the merger of FLAG Merger Sub Inc., a Nevada corporation, a wholly-owned subsidiary of FLAG (“Merger Sub”) and Calidi Biotherapeutics, Inc., a Nevada corporation (“Calidi”) pursuant to the Agreement and Plan of Merger (as the same has been or may be amended, modified, supplemented or waived from time to time, the “Merger Agreement”) dated as of January 9, 2023 by and among FLAG, Calidi, First Light Acquisition Group, LLC, in the capacity as representative for the stockholders of FLAG (the “Sponsor” or the “Purchaser Representative”) and Allan Camaisa, in the capacity as representative of the stockholders of Calidi (“Seller Representative”). On August 22, 2023, FLAG held a special meeting of stockholders, which was adjourned to and reconvened on August 24, 2023, and further adjourned to and reconvened on August 28, 2023, at which meeting the FLAG stockholders considered and adopted, among other matters, a proposal to approve the business combination. Pursuant to the terms of the Merger Agreement, the business combination was effected through the merger of Merger Sub with and into Calidi, with Calidi surviving such merger as a wholly-owned subsidiary of FLAG (the “Merger,” and the transactions contemplated by the Merger Agreement, the “Business Combination”). Following the consummation of the Business Combination, FLAG was renamed “Calidi Biotherapeutics, Inc.”

Defined Terms

Unless the context otherwise requires, “we,” “us,” “our,” “Registrant,” and the “Company” refer to Calidi Biotherapeutics, Inc., a Delaware corporation (f/k/a First Light Acquisition Group, Inc., a Delaware corporation), and its consolidated subsidiaries following the Closing. Unless the context otherwise requires, references to “FLAG” refer to First Light Acquisition Group, Inc., a Delaware corporation, prior to the Closing. Unless the context otherwise requires, references to “Calidi” and “Calidi Biotherapeutics” means Calidi Biotherapeutics, Inc., a Nevada corporation. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) by FLAG on August 4, 2023 (the “Proxy Statement/Prospectus”) in the section titled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with consummation of the Business Combination, the Company, the Sponsor, Metric, Allan Camaisa, Scott Leftwich and certain other parties thereto entered into the Registration Rights Agreement on September 12, 2023. The Registration Rights Agreement provides these holders (and their permitted transferees) with, among other things, (i) the right to require the Company, at its expense, to file a registration statement in respect of the resale of the Registrable Securities (as defined in the Registration Rights Agreement) that they hold within thirty (30) days following the Closing Date and on customary terms for a transaction of this type and (ii) customary registration rights, including demand, piggy-back and shelf registration rights, subject to cooperation and cut-back provisions with respect to the shares of Common Stock held by such parties following the consummation of the Business Combination.

Escrow Services Agreement

Concurrently with the Closing, the Company and Equiniti Trust Company, LLC, as escrow agent (the “Escrow Agent”), entered into an Escrow Services Agreement (“Escrow Agreement”), effective as of September 12, 2023 (the “Escrow Effective Date”). According to the Escrow Agreement, the Company will transfer the Escalation Shares to be incrementally released during the Escalation Period upon the Company’s achievement of a per share price trading price for a specific period. During the Escalation Period, the Company will not vote such Escalation Shares and all dividends, if any, or property distributions related to the Escalation Shares will be subject to the Escrow Agreement. Any undistributed Escalation Share as of the termination date will be returned to the Company for cancellation.

Amendment to Warrant Agreement

On the Closing Date, the Company entered into the Amendment of Warrant Agreement with Continental Stock Transfer & Trust Company and Equiniti Trust Company, LLC, to engage Equiniti Trust Company, LLC as the new Warrant Agent.

Share And Warrant Cancellation Agreement

As previously disclosed in the current report on form 8-k filed with the SEC on January 9, 2023, in connection with the execution of the Merger Agreement, FLAG, the Company, Sponsor and the other parties thereto entered into the Sponsor Agreement (“Sponsor Agreement”). Pursuant to the Sponsor Agreement, effective as of the Closing Date, the Company entered into the Share and Warrant Cancellation Agreement with the Sponsor and Metric. The (i) Sponsor has agreed to cancel and forfeit for no consideration 166,201 Shares (the “Remaining Sponsor Shares”) and 1,129,254 Private Placement Warrants (the “Remaining Sponsor Warrants”) and (ii) Metric has agreed to cancel and forfeit for no consideration 56,706 Shares (the “Remaining Metric Shares”) and 355,747 Private Placement Warrants (the “Remaining Metric Warrants”, and together with the Remaining Sponsor Shares, the Remaining Sponsor Warrants and the Remaining Metric Shares, the “Remaining Incentive Securities”), effective upon the consummation of the Merger Agreement. As a result, the Remaining Incentive Securities have been hereby cancelled and forfeited for no consideration effective as of the Closing, and the Stockholders shall have no rights with respect thereto, effective upon the consummation of the Merger Agreement.

Indemnification Agreements

On the Closing Date, the Company entered into separate indemnification agreements with all of its directors and executive officers (“Indemnification Agreements”). These Indemnification Agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the terms of the Amended and Restated Registration Rights Agreement, Escrow Services Agreement, Amendment to Warrant Agreement, Share And Warrant Cancellation Agreement and Form of Indemnification Agreement are qualified in their entirety by the full text of the Registration Rights Agreement, Amended and Restated Registration Rights Agreement, Escrow Services Agreement, Amendment to Warrant Agreement, Share And Warrant Cancellation Agreement and Form of Indemnification Agreement, copies of which are filed as Exhibits 10.3, 10.21, 4.4, 10.31 and 10.21, respectively, to this Report and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. Pursuant to the Merger Agreement, on September 12, 2023, the Business Combination was completed, which consisted of the following:

As a result of the Business Combination, all outstanding stock of Calidi were cancelled in exchange for the right to receive newly issued shares of Common Stock, par value $0.0001 per share, and all outstanding options to purchase Calidi stock were assumed by the Company.

The total consideration received by Calidi Security Holders at the Closing of the transactions contemplated by the Merger Agreement is the newly issued shares of Common Stock and securities convertible or exchangeable for newly issued shares of Common Stock with an aggregate value equal to approximately $250,000,000, plus an adjustment of $23,756,000 pursuant to the net debt adjustment provisions of the Merger Agreement by reason of the Series B Financing. As a result, the Calidi Security Holders received an aggregate of 27,375,600 shares of newly issued Common Stock as Merger Consideration.

As an additional consideration, each Calidi Stockholder is entitled to earn, on a pro rata basis, up to 18,000,000 Escalation Shares. During the Escalation Period, Calidi Stockholders may be entitled to receive up to 18,000,000 Escalation Shares with incremental releases of 4,500,000 shares upon the achievement of each share price hurdle if the trading price of Common Stock is $12.00, $14.00, $16.00 and $18.00, respectively, for a period of any 20 days within any 30-consecutive-day trading period. The Escalation Shares will be placed in escrow and will be outstanding from and after the Closing, subject to cancellation if the applicable price targets are not achieved. While in escrow, the shares will be non-voting.

Holders of FLAG Class A Common Stock who did not redeem their shares obtained their pro rata portion of an additional 85,849 Non-Redeeming Continuation Shares issued at Closing. Upon the consummation of the Business Combination, 2,687,351 FLAG public shares were redeemed for aggregate redemption payments of approximately $28.2 million. Immediately after the Business Combination, our public stockholders own approximately 7.2% of the outstanding shares of Common Stock, FLAG’s former directors, officers and initial stockholders, including the Sponsor, own approximately 15.4% of the outstanding shares of Common Stock, and the Calidi Stockholders own approximately 77.4% of the outstanding shares of Common Stock.

After giving effect to the Business Combination transaction and the issuance of the Merger Consideration described above, there are approximately 35,906,523 shares of our Common Stock issued and outstanding.

In connection with the Business Combination, FLAG changed its name to “Calidi Biotherapeutics, Inc.” and upon the Closing, the Common Stock and warrants began trading on the NYSE American under the symbols “CLDI” and “CLDI WS,” respectively.

The Merger Agreement is described more fully in the section titled “Proposal No. 1: The Business Combination Proposal — Certain Agreements Related to the Business Combination — Merger Agreement” beginning on pages 132 of the Proxy Statement/Prospectus.

The foregoing description of the terms of the Merger Agreement is qualified in its entirety by reference to the provisions of the Merger Agreement, Amendment No. 1 to the Merger Agreement, and Amendment No. 2 to the Merger Agreement, copies of which are filed as Exhibits 2.1, Exhibits 2.2 and Exhibit 2.3, respectively, to this Report, which are incorporated herein by reference.

FORM 10 INFORMATION

Pursuant to Item 2.01(f) of Current Report on Form 8-K, if the registrant was a shell company, as we were immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing registration statement on Form 10. Therefore, we are providing below the information that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the combined company after the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements contained in this Report may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and for purposes of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Company. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, forward-looking statements may be identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed, contemplated or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors,” those discussed in public filings made with the SEC by the Company and the following:

•	changes in domestic and foreign business, market, financial, political and legal conditions;

•	the potential inability to maintain the listing of the Company’s securities with the NYSE American;

•	failure to realize the anticipated benefits of the transactions contemplated by the Merger Agreement (“Transactions”, also referred to as “Business Combination”);

•

unanticipated costs related to the Transactions and the potential failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions;

•	the effect of the announcement or pendency of the Business Combination on the Company’s business relationships, operating results, and business generally;

•	risks that the Business Combination disrupts current plans and operations of the Company;

•	the need to obtain regulatory approval for the Company’s product candidates;

•	the risk that preclinical studies and any ensuing clinical trials will not demonstrate that the Company’s product candidates are safe and effective;

•	the risk that the Company’s product candidates will have adverse side effects or other unintended consequences, which could impair their necessary governmental approvals or marketability;

•	the risk that the Company’s product candidates do not satisfy other legal and regulatory requirements for marketability in one or more jurisdictions;

•	the risks of enhanced regulatory scrutiny of solutions utilizing oncolytic viruses or human stem cells as a basis;

•	the potential inability to achieve the Company’s goals regarding scalability, affordability and speed of commercialization of its product candidates;

•	the anticipated need for additional capital to achieve the Company’s business goals;

•	changes in the industries in which the Company operates;

•	changes in laws and regulations affecting the business of the Company;

•	the ability of the Company to issue equity or equity-linked securities in connection with the Transactions or in the future;

•	the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and

•	the impact of the global COVID-19 pandemic on the Company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Business of Calidi Biotherapeutics” beginning on page 219 thereof, which information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 53 thereof, which information is incorporated herein by reference.

Financial Information

Financial information related to the Company is described in the Proxy Statement/Prospectus in the sections titled “Calidi Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 299 thereof, and “FLAG’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 214 thereof, which information is incorporated herein by reference. Financial information related to the Company is also described in Item 9.01 of this Report, which is incorporated herein by reference. See also exhibits 99.1.1 and 99.1.2 regarding the Company’s financial statements for the six months ended June 30, 2023 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2023.

Properties

The facilities of the Company are described in the Proxy Statement/Prospectus in the section titled “Business of Calidi Biotherapeutics — Corporate Information and Facilities” on page 255 thereof, which information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table and the accompanying footnotes sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of September 12, 2023, immediately following the consummation of the Business Combination, by:

•	each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock on September 12, 2023;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting (which includes the power to vote or to direct the voting of) or investment power (which includes the power to dispose of or to direct the disposition of) that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. To our knowledge, no shares beneficially owned by any executive officer, director or director nominee have been pledged as security. In addition, this table is based upon information Schedules 13G or 13D filed with the SEC.

The beneficial ownership information below immediately following the Business Combination is based on an aggregate of approximately 35,906,523 shares of Common Stock issued and outstanding (or 41,483,846 shares, including the vested Non-Qualified Stock Options) assumed immediately following the completion of the Business Combination.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned securities.

Name of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock
Five Percent and Greater Holders:
Allan Camaisa(2)	11,703,255	28.2%
Scott Leftwich and SECBL LLC(3)	3,053,243	7.4%

Executive Officers and Directors:
Allan Camaisa(2)	11,703,255	28.2%
Tony Kalajian	278,791	*
Boris Radoslavov Minev	566,499	1.4%
Stephen Thesing	471,544	1.1%
George Ng(4)	432,928	1.0%
Wendy Pizarro Campbell	109,157	*
Antonio Fernandez Santidrian	327,788	*
Amish Patel	42,123	*
David Sans	18,314	*
Heehyoung Lee(5)	276,489	*
Scott Leftwich(3)	3,053,243	7.4%
James Schoeneck	348,218	*
Alfonso Zulueta	156,655	*
Thomas A. Vecchiolla(6)	349,687	*
All Executive Officers and Directors as a Group (fourteen individuals)	18,116,557	43.7%

Less than one percent (1%).
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Calidi Biotherapeutics, Inc., 4475 Executive Drive, Suite 200, San Diego, California 92121.
(2)

Interest shown include Common Stock directly held by (i) AJC Capital, LLC, of which Allan Camaisa is the sole managing member and owner, and (ii) Jamir Trust, of which Allan Camaisa is the sole trustee. As such, Mr. Camaisa may be deemed to have beneficial ownership of the common stock held by AJC Capital and Jamir Trust.

(3)

Includes (i) Common Stock directly held by Scott Leftwich, and (ii) SECBL LLC, of which Scott Leftwich is the sole trustee. As such, Mr. Leftwich may be deemed to have beneficial ownership of the common stock held by SECBL, LLC.

(4)

Includes (i) Common Stock directly held by George Ng, and (ii) Common Stock directly held by Peng Ventures, LLC, an entity in which Mr. Ng is a partner. As such, Mr. Ng may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Peng Ventures, LLC. Mr. Ng disclaims beneficial ownership of these shares except to the extent of his pecuniary interest, if any, therein.

(5)

Include (i) Common Stock directly held by Heehyoung Lee, and (ii) Common Stock directly held by Won & Partners, an entity in which Ms. Lee is a partner. As such, Ms. Lee may be deemed to have shared voting, investment and dispositive power with respect to the shares held by Won & Partners. Ms. Lee disclaims beneficial ownership of these shares except to the extent of her pecuniary interest, if any, therein.

(6)	Mr. Vecchiolla’s business address is c/o First Light Acquisition Group, Inc., 11110 Sunset Hills Road, Suite 2278, Reston, VA 20190.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of New Calidi Following the Business Combination” beginning on page 264 thereof, which information is incorporated herein by reference.

Executive Compensation

Information with respect to the Company’s executive compensation is described in the Proxy Statement/Prospectus in the section titled “New Calidi Executive Compensation” on page 277 thereof and that information is incorporated herein by reference. Subject to any modifications or recommendations by the Compensation Committee, it is contemplated that the executive officers and directors of the Company will initially receive substantially the same compensation that they receive from Calidi prior to the Business Combination, and also be subject to substantially the same severance terms under their respective employment agreement and arrangements with Calidi. The description of Calidi’s executive compensation, employment agreements and arrangements is set forth in the Proxy Statement/Prospectus in the sections titled “Executive Compensation” beginning on page 269, which information is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Information with respect to the certain relationships and related party transactions is described in the Proxy Statement/Prospectus in the sections titled “Executive Compensation — Calidi Related Party Transactions” beginning on page 279 and “Certain Relationships and Related Person Transactions — FLAG Related Person Transactions” beginning on page 347 thereof, which information is incorporated herein by reference.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement — Registration Rights Agreement” and “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers — 2023 Equity Incentive Plan and 2023 Employee Stock Purchase Plan” of this Report is incorporated into this Item 2.01 by reference.

Information with respect to the disclosure regarding director independence is described in the Proxy Statement/Prospectus in the section titled “Management of New Calidi Following the Business Combination — Director Independence,” beginning on page 265 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Information with respect to the disclosure regarding legal proceedings is described in the Proxy Statement/Prospectus in the sections titled “Other Information Related to FLAG — Legal Proceedings” on page 206 and “Information About Calidi — Business — Legal Proceedings” beginning on page 254 thereof, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Following the Closing of the Business Combination, the Common Stock began trading on the NYSE American under the symbol “CLDI” and the Company’s warrants to purchase Common Stock began trading on NYSE American under the symbol “CLDI WS” on September 13, 2023. The Company has not paid any cash dividends on its common stock to date.

The Company Board, in its sole discretion, will make any determination from time to time with respect to the use of any excess cash accumulated, which may include, among other uses, the payment of dividends on the Common Stock. The Company currently does not expect to pay any dividends in the foreseeable future.

Following the Closing, after giving effect to the redemption of FLAG public shares in connection with the Business Combination, and the issuance of 35,906,523 shares of Common Stock, there were 346 holders of record of Common Stock and 11 holders of record of warrants. Such numbers do not include beneficial owners holding the Company’s securities through nominee names.

Information with respect to securities authorized for issuance under equity compensation plan is disclosed in Item 5.02 of this Report in the subsections titled “2023 Equity Incentive Plan” and “2023 Employee Stock Purchase Plan”, respectively, which is incorporated herein by reference

Recent Sales of Unregistered Securities

The description of the Company’s sale of unregistered securities is set forth in the Annual Report on Form 10-K filed with the SEC on March 31, 2023 in the section titled “Recent Sales of Unregistered Securities; Use of Proceeds from Registered Offerings” beginning on page 51, which information is incorporated herein by reference. The issuances of such securities were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act or Rule 506(3) of Regulation D promulgated under the Securities Act.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities is set forth in the Proxy Statement/Prospectus in the section titled “Description of Securities,” beginning on page 322 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information with respect to the disclosure regarding indemnification of directors and officers is set forth in the Proxy Statement/Prospectus is in the section titled “Management of the Company Following the Business Combination — Limitation on Liability and Indemnification of Directors and Officers,” beginning on page 268. In addition, upon Closing, the Company entered into Indemnification Agreements with its executive officers and directors, as described in subsection titled “Indemnification Agreements” in Item 1.01 of this Report, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Information with respect to the disclosure relating to the Company’s financial statement and supplementary information is set forth under Item 9.01 of this Report, which is incorporated herein by reference.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

Information with respect to the disclosure relating to Company’s changes in auditors is set forth under Item 4.01 of this Report, which is incorporated herein by reference.

Financial Statements and Exhibits

Information with respect to the disclosure relating to the Company’s financial statements is set forth under Item 9.01 of this Report, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 of this Report is incorporated herein by reference.

Item 4.01 Change in Registrant’s Certifying Accountant.

On September 12, 2023, the Audit Committee of the Company Board approved the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements effective for the year ended December 31, 2023. Marcum served as the independent registered public accounting firm of Calidi prior to the Business Combination. Accordingly, BDO USA, P.C., the independent registered public accounting firm of FLAG, the name of the Company prior to the Business Combination, was informed on September 12, 2023 that it would be replaced by Marcum as the Company’s independent registered public accounting, effective September 12, 2023.

The report of BDO on FLAG’s balance sheets as of December 31, 2022 and 2021 and the statements of operations, changes in stockholders’ deficit and cash flows for the fiscal year ended December 31, 2022 and for the period from March 24, 2021 (inception) through December 31, 2021 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which BDO expressed substantial doubt as to FLAG’s ability to continue as a going because there was not enough financial resources it needed to sustain operations for a reasonable period of time.

During the fiscal year ended December 31, 2022 and for the period from March 24, 2021 (inception) through December 31, 2021 and the subsequent interim period through September 12, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between FLAG and BDO on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in its reports on FLAG’s financial statements for such periods.

During the fiscal year ended December 31, 2022 and for the period from March 24, 2021 (inception) through December 31, 2021 and the subsequent interim period through September 12, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the fiscal years ended December 31, 2022 and 2021 and the subsequent period through September 12, 2023, the date the Audit Committee of the Board approved the engagement of Marcum as Company’s independent registered public accounting firm, neither FLAG nor anyone on FLAG’s behalf consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Marcum that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided BDO with a copy of the foregoing disclosures prior to the filing of this Report and requested that BDO furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. [A copy of BDO’s letter, dated September 18, 2023, is attached as Exhibit 16.1 to this Report].

Item 5.01 Changes in Control of Registrant.

Information in the sections set forth in the Proxy Statement/Prospectus titled “Proposal No. 1 — The Business Combination Proposal” and “Management of New Calidi Following the Business Combination” beginning on pages 132 and 264, respectively, is incorporated herein by reference. In addition, the “Introductory Note” above and the information contained in Item 2.01 to this Report, is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 35,906,523 shares of Common Stock outstanding. As of such time, our executive officers, directors and affiliates held or controlled approximately 41% our outstanding shares of Common Stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed, on August 28, 2023, FLAG held the Special Meeting, at which FLAG Stockholders approved and adopted a proposal to elect seven directors to serve staggered terms on the Company Board upon the consummation of the Business Combination until the first, second and third annual meetings of stockholders following the date of effectiveness of the Second Amended and Restated Certificate of Incorporation of the Company, as applicable, or until the election and qualification of their respective successors, or until their earlier resignation, removal or death.

On the Closing Date, the Board adopted new Charters for Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee. Copies of the Charters for each committee are filed with this Report as Exhibits 99.2 and 99.3 and 99.4, respectively, and incorporated herein by reference, and will be available on the investor relations portion of website at www.calidibio.com.

As a result, Allan Camaisa, Heehyoung Lee, Scott Leftwich, George Ng, James Schoeneck, Alfonso Zulueta and Thomas Vecchiolla now serve as the Company’s directors.

In accordance with the Second Amended and Restated Certificate of Incorporation described in Item 5.03 of this Report, the Board is divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors expires at the first annual meeting of the stockholders of the Company following the effectiveness of this Second Amended and Restated Certificate of Incorporation; the term of the initial Class II Directors expires at the second annual meeting of the stockholders of the Company following the effectiveness the Second Amended and Restated Certificate of Incorporation; and the term of the initial Class III Directors will expire at the third annual meeting of the stockholders of the Company following the effectiveness of the Second Amended and Restated Certificate of Incorporation.

The directors of the initial Class I, Class II and Class III are as follows:

•	George Ng, Heehyoung Lee and Alfonso Zulueta serve as the Class I directors;

•	Thomas Vecchiolla and James Schoeneck serve as the Class II directors; and

•	Allan Camaisa and Scott Leftwich serve as the Class III directors.

The Audit Committee consists of the following members: Heehyoung Lee, James Schoeneck and Alfonso Zulueta. Our board of directors has determined that each member of the Audit Committee satisfies the independence requirements under the NYSE American listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairman of our Audit Committee is James Schoeneck. Our Board of directors has determined that James Schoeneck is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, our Board of directors has examined each Audit Committee member’s scope of experience and the nature of his or her employment.

The Compensation Committee consists of the following members: James Schoeneck, Scott Leftwich and Heehyoung Lee. The chairman of our Compensation Committee is Scott Leftwich. Our Board of directors has determined that each member of the Compensation Committee satisfies the independence requirements under the listing standards of the NYSE American, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Nominating and Corporate Governance Committee consists of the following members: Scott Leftwich, James Schoeneck and Heehyoung Lee. The chairman of our Nominating and Corporate Governance Committee Scott Leftwich. Our board of directors has determined that each member of the Nominating and Corporate Governance Committee satisfies the independence requirements under the listing standards of the NYSE American.

The information set forth above in the sections of titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, and Director Independence” and “Indemnification of Directors and Officers” is incorporated herein by reference. The information set forth in the forth in the section titled “Management of New Calidi Following the Business Combination” beginning on page 264 of the Proxy Statement/Prospectus is incorporated herein by reference.

2023 Equity Incentive Plan

As previously disclosed, at the Special Meeting, the FLAG stockholders considered and approved the 2023 Equity Incentive Plan, which became effective on the consummation of the Business Combination, authorizing the Company to grant equity awards to eligible service providers.

A more complete summary of the terms of the 2023 Equity Incentive Plan is forth in the section titled “Proposal No. 4 — The Incentive Plan Proposal” beginning on page 191 of the Proxy Statement/Prospectus, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the complete text of the Incentive Plan, a copy of which is attached as Exhibit 10.4 to this Report and incorporated herein by reference.

2023 Employee Stock Purchase Plan

As previously disclosed, at the Special Meeting, the FLAG stockholders considered and approved the 2023 Employee Stock Purchase Plan (“2023 ESPP”), which became effective on the consummation of the Business Combination, providing eligible employees of the Company and certain designated companies with an opportunity to purchase shares of Common Stock.

A more complete summary of the terms of the 2023 ESPP is forth in the section titled “Proposal No. 5 — The ESPP Proposal” beginning on page 197 of the Proxy Statement/Prospectus, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the complete text of the 2023 ESPP, a copy of which is attached as Exhibit 10.5 to this Report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, at the special meeting, the FLAG stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2 — The Charter Proposal” and “Proposal No. 3 — The Governance Proposal” beginning on pages 186 and 188, respectively, thereof.

On the Closing Date, the Company amended and restated its certificate of incorporation pursuant to the filing of the Second Amended and Restated Certificate of Incorporation (“Second Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware (“Delaware Secretary of State”) which became effective upon acceptance of filing by the Delaware Secretary of State and included the amendments proposed by the above proposals, and adopted the amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective at Closing.

The material changes of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, and the general effect upon the rights of holders of the Company’s capital stock, are described in the sections of the Proxy Statement/Prospectus titled “Proposal No. 2 — The Charter Proposal” and “Proposal No. 3 — The Governance Proposal”, “Description of Securities” and “Comparison of Stockholder Rights” beginning on pages 186, 188, 322 and 332, respectively, thereof, which information is incorporated herein by reference.

Copies of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are attached to this Report as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, the Board adopted a new Code of Business Conduct and Ethics applicable to all of the Company’s directors and employees. A copy of the Code of Business Conduct and Ethics is available on the investor relations portion of the Company’s website at www.calidibio.com. The foregoing description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by the full text of the Code of Business Conduct and Ethics, a copy of which is attached to this Report as Exhibit 14.1 and incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to “Introductory Note” and Item 2.01 of this Report, which is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statement of business acquired

(i) Audited Financial Statements as at December 31, 2021 and 2022 and for the two years then ended December 31, 2021 and 2022 for Calidi are included in the Proxy Statement/Prospectus under the section titled “Index to Financial Statements - Calidi Biotherapeutics, Inc.” beginning on page F-100 thereof, which is incorporated herein by reference;

(ii) Unaudited Interim Condensed Consolidated Financial Statements as at June 30, 2023 and for the six months ended June 30, 2022 and 2023 for Calidi are attached hereto as Exhibit 99.1.1, and incorporated herein by reference.

(b) Pro forma financial information

(i) The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2022 is included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Combined Financial Information” beginning on page 285, which is incorporated herein by reference;

(ii) The unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and the unaudited pro forma combined statements of operations for the six months ended June 30, 2023 are attached hereto as Exhibit 99.1.3, and incorporated herein by reference.

(c) See Item 9.01 (a) and (b).

(d) Exhibits. The following exhibits have been filed as part of this Report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., FLAG Merger Sub, Inc., Calidi, First Light Acquisition Group, LLC and Allan Camaisa (incorporated by reference to Exhibit 2.1 to Form 8-K filed on January 9, 2023).

2.2	Amendment No. 1, dated as of February 9, 2023, to Agreement and Plan of Merger, dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., FLAG Merger Sub, Inc., Calidi, First Light Acquisition Group, LLC and Allan Camaisa (incorporated by reference to Exhibit 2.1 to Form 8-K filed on February 10, 2023).

2.3	Amendment No. 2, dated as of June 16, 2023, to Agreement and Plan of Merger, dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., FLAG Merger Sub, Inc., Calidi, First Light Acquisition Group, LLC and Allan Camaisa (incorporated by reference to Exhibit 2.1 to Form 8-K filed on June 23, 2023).

3.1*	Second Amended And Restated Certificate of Incorporation of the Company.

3.2*	Amended and Restated Bylaws of the Company.

4.1	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant, dated September 9, 2021 (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-1 filed on August 24, 2021).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 filed on August 24, 2021).

4.3*	Specimen Common Stock Certificate.

4.4*	Amendment to Warrant Agreement dated September 12, 2023, among Calidi Biotherapeutics, Inc., Continental Stock Transfer & Trust Company and Equiniti Trust Company, LLC.

10.1	Form of Voting and Lock-Up Agreement, dated as of January 9, 2023, by and among First light Acquisition Group, Inc., Calidi and certain holders of Calidi Biotherapeutics, Inc. (incorporated by reference to Exhibit 10.1 to Form 8-K filed on January 9, 2023).

10.2	Sponsor Agreement dated as of January 9, 2023, by and among First Light Acquisition Group, Inc., Calidi, First Light Acquisition Group, LLC and certain other parties thereto (incorporated by reference to Exhibit 10.2 to Form 8-K filed on January 9, 2023).

10.3	Form of Amended and Restated Registration Rights Agreement, dated as of September 12, 2023, by and among First Light Acquisition Group, Inc., Calidi, First Light Acquisition Group, LLC, Metric Finance Holdings I, LLC and related parties. (incorporated by reference to Exhibit 10.3 to Form 8-K filed on January 9, 2023).

10.4	Calidi Biotherapeutics, Inc. 2023 Equity Incentive Plan (incorporated by reference to Annex G to the Proxy Statement/Prospectus dated August 4, 2023).

10.5	Calidi Biotherapeutics, Inc. 2023 Employee Stock Purchase Plan (incorporated by reference to Annex H to the Proxy Statement/Prospectus dated August 4, 2023 ).

10.6†	License Agreement, dated June 7, 2021, by and among Calidi and Northwestern University. (incorporated by reference to Exhibit 10.6 to Amendment No.5 to Form S-4 filed on August 1, 2023).

10.7†	License Agreement, dated July 22, 2021, by and among Calidi and University of Chicago. (incorporated by reference to Exhibit 10.7 to Amendment No.5 to Form S-4 filed on August 1, 2023).

10.8	Collaboration Agreement, dated April 9, 2020, by and among Calidi and Personalized Stem Cells, Inc. (incorporated by reference to Exhibit 10.8 to Amendment No.5 to Form S-4 filed on August 1, 2023).

10.9	Employment Agreement, dated February 1, 2022, by and among Calidi and Allan Camaisa. (incorporated by reference to Exhibit 10.9 to Amendment No.5 to Form S-4 filed on August 1, 2023).

10.10	Employment Agreement, dated February 1, 2022, by and among Calidi and George K. Ng.(incorporated by reference to Exhibit 10.10 to Amendment No.5 to Form S-4 filed on August 1, 2023).

10.11	Employment Agreement, dated February 1, 2022, by and among Calidi and Wendy Pizarro.(incorporated by reference to Exhibit 10.11 to Amendment No.5 to Form S-4 filed on August 1, 2023).

10.13	Securities Purchase Agreement, dated June 16, 2023, by and among Calidi, Jackson Investment Group, LLC and Calidi Cure, LLC (incorporated by reference to Exhibit 10.13 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.14	Share Transfer Agreement, dated June 16, 2023, by and among First Light Acquisition Group, Inc., Jackson Investment Group, LLC and Metric Finance Holdings I, LLC (incorporated by reference to Exhibit 10.14 to Amendment No.5 to Form S-4 filed on August 1, 2023).

10.15	Share Transfer Agreement, dated June 16, 2023, by and among First Light Acquisition Group, Inc., Calidi Cure, LLC and Metric Finance Holdings I, LLC (incorporated by reference to Exhibit 10.15 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.16	Series B Preferred Stock Investors’ Rights Agreement, dated June 16, 2023, by and among Calidi and the Investors party thereto (incorporated by reference to Exhibit 10.16 to Amendment No. 5 to Form S-4 filed on August 1, 2023).

10.17	Voting and Lock-Up Agreement, dated June 16, 2023, by and among Calidi, First Light Acquisition Group, Inc. and Jackson Investment Group, LLC (incorporated by reference to Annex E-2 to the Proxy statement/Prospectus dated August 4, 2023).

10.18	Form of Amendment No. 1, dated as of April 12, 2023, to the Voting Agreement, dated as of January 9, 2023, by and among First light Acquisition Group, Inc., Calidi and certain equity holders of Calidi Biotherapeutics, Inc. (incorporated by reference to Exhibit 10.1 to Form 8-K filed on April 13, 2023).

10.19	Amendment No. 1, dated as of June 16, 2023, to the Sponsor Agreement, dated as of January 9, 2023, by and among First light Acquisition Group, Inc., Calidi, First Light Acquisition Group, LLC, Metric Finance Holdings I, LLC and certain parties thereto (incorporated by reference to Exhibit 10.1 to Form 8-K filed on June 23, 2023).

10.20*	Form of Indemnification Agreement.

10.21*	Escrow Services Agreement, dated September 12, 2023, between Equiniti Trust Company, LLC and the Company.

10.22(1)	Non-Redemption Agreement

10.23(1)	Non-Redemption Agreement

10.24(1)	New Money PIPE Subscription Agreement

10.25(1)	Forward Purchase Agreement

10.26(1)	Forward Purchase Agreement

10.27(1)	Forward Purchase Agreement

10.28(1)	FPA Funding Amount PIPE Subscription Agreement

10.29(1)	FPA Funding Amount PIPE Subscription Agreement

10.30(1)	FPA Funding Amount PIPE Subscription Agreement

10.31*	Share and Warrant Cancellation Agreement

14.1*	Code of Business Conduct and Ethics.

16.1*	Letter from BDO USA, P.C. to the SEC, dated September 18, 2023.

21.1*	Subsidiaries of the Company.

99.1.1*	Financial Statements for the for the six months ended June 30, 2023.

99.1.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2023.

99.1.3*	Unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and for the six months ended June 30, 2023.

99.2*	Nominating and Corporate Governance Committee Charter.

99.3*	Compensation Committee Charter.

99.4*	Audit Committee Charter.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Pursuant to item 601(b)(10)(iv) of Regulation S-K, certain information has been excluded because it is both not material and the type of information that the registrant treats as private or confidential.

(1)	Incorporation byreference to Form 8-K filed on August 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.

Dated: September 18, 2023

	By:	/s/ Allan Camaisa
Name: Allan Camaisa
Title: Chairman and Chief Executive Officer